UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 21, 2005



                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-30121                 22-2050748
 (State or other jurisdiction of     (Commission            (I.R.S. Employer
  incorporation or organization)     File Number)           Identification No.)

1020 Briggs Road, Mount Laurel, New Jersey                       08054
(Address of principal executive offices)                       (Zip Code)

                                 (856) 787-2700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01  Entry into a Material Definitive Agreement

           On March 21, 2005, the Compensation Committee of the Board of Directors (the "Committee") of Ulticom, Inc. (the "Company") determined the bonuses for the year ended January 31, 2005 ("Fiscal 2004") for the following Company executives (the "Executives"): Shawn Osborne, the Company's President and Chief Executive Officer and Mark Kissman, the Company's Vice President of Finance and Chief Financial Officer. Mr. Osborne was awarded a bonus of $200,000 for Fiscal 2004 and Mr. Kissman was awarded a bonus of $70,000 for Fiscal 2004. The Committee also determined the annual salaries of the Executives. Mr. Osborne's annual salary, effective May 1, 2005, will be $275,000 and Mr. Kissman's annual salary, effective May 1, 2005, will be $205,000.

           In addition, the Committee established performance goals and related targeted bonuses for the year ended January 31, 2006 ("Fiscal 2005") for the Executives. Mr. Osborne's targeted bonus for Fiscal 2005 is $150,000. 50% of Mr. Osborne's targeted bonus will be based upon the Company's annual revenues and 50% will be based upon the Company's pro forma net income. Mr. Osborne's actual cash bonus will range from 0% to a maximum of 200% of the established targeted bonus and will depend on whether performance met, exceeded or fell short of the established performance goals for Fiscal 2005. Mr. Kissman's targeted bonus for Fiscal 2005 is $70,000. 37.5% of Mr. Kissman's targeted bonus will be based upon the Company's annual revenue and 37.5% will be based on the Company's pro forma net income. This portion of Mr. Kissman's actual cash bonus will range from 0% to a maximum of 200% of the established targeted bonus and will depend on whether performance met, exceeded or fell short of the established performance goals for Fiscal 2005. The remaining 25% of Mr. Kissman's bonus will be based on various other performance objectives.


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
                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ULTICOM, INC.



                                        By:  /s/ Shawn Osborne
                                            ------------------------------------
                                              Name:   Shawn Osborne
                                              Title:  President and Chief
                                                      Executive Officer

Dated:  March 24, 2005






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